UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

In connection with Cornerstone Building Brands, Inc.’s (the “Company”) efforts to obtain additional debt financing to pay down all or a portion of the outstanding indebtedness under the Company’s existing asset-based revolving credit facility and cash flow revolver, the Company is providing the following estimated financial information for the full year ended December 31, 2024.

For the full year ended December 31, 2024, the Company expects net sales to be approximately $5,760 million, including the impact of certain recently consummated acquisitions (“Pro Forma Net Sales”), and adjusted earnings before interest, taxes, depreciation and amortization, as further adjusted for certain recently consummated acquisitions (“Pro Forma Adjusted EBITDA”), to be approximately $830 million.

The actual results for the full year ended December 31, 2024, may differ materially from the above estimates, which are based on the Company’s assets and operations as they exist today, including recently acquired businesses, and should not be relied upon as a guarantee of future performance. The estimates set forth above, by their nature, are forward-looking and are subject to substantial risks and uncertainties, which are discussed below under “Cautionary Statement Regarding Forward-Looking Statements”, and should be considered in the context of the Company's filings with the Securities and Exchange Commission (“SEC”), including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2024, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other public announcements that the Company may make by press release or otherwise from time to time. Such information speaks only as of the date of this Current Report on Form 8-K. While the Company may elect to update the information in the future to reflect events and circumstances occurring or existing after the date of this current report, the Company specifically disclaims any obligation to do so, except as may be required by law.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “believe,” “anticipate,” “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts and estimates, and therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. Such forward-looking statements include, but are not limited to, statements concerning our estimated financial performance for the full year ended December 31, 2024. Among the factors that could cause actual results to differ materially include, but are not limited to, challenging macroeconomic conditions affecting the residential, commercial and repair and remodeling construction industry and markets, including increasing interest rates, and demand in new construction and repair and remodeling; commodity price volatility or limited availability of raw materials, including steel, polyvinyl chloride resin, aluminum, and glass due to supply chain disruptions; increases in the macroeconomic inflationary environment and our ability to react accordingly; our ability to identify and develop relationships with a sufficient number of qualified suppliers to mitigate risk in the event a significant supplier experiences a significant production or supply chain interruption; seasonality of the business and adverse weather conditions; the increasing difficulty of consumers and builders in obtaining credit or financing; our ability to successfully implement operational efficiency initiatives, including to increase automation and mitigate increases in our manufacturing costs; our ability to successfully achieve price increases to offset cost increases; ability to compete effectively against competitors; our ability to successfully integrate our acquired businesses and to realize anticipated benefits; our ability to employ, train and retain qualified personnel; increases in labor costs, labor market pressures, potential labor disputes, union organizing activity and work stoppages at our facilities or the facilities of our suppliers; increases in energy costs; increases in freight and transportation costs; volatility in the United States and international economies and in the credit markets; an impairment of our goodwill or intangible assets; our ability to successfully develop new products or improve existing products; enforcement and obsolescence of our intellectual property rights; costs related to compliance with, violations of or liabilities under environmental, health and safety laws; our ability to make strategic acquisitions accretive to earnings and dispositions at favorable prices and terms; our ability to fund operations, provide increased working capital necessary to support our strategy and acquisitions using available liquidity; global climate change, and compliance with new or changed laws or regulations relating to environmental, social and governance; breaches of our information system security measures; damage to our computer infrastructure and software systems, as well as issues relating to the incorporation of artificial intelligence solutions into our systems; necessary maintenance or replacements to our enterprise resource planning technologies; potential personal injury, property damage or product liability claims or other types of litigation, including stockholder litigation related to our acquisition by investment funds managed by Clayton, Dubilier and

Rice, LLC; compliance with certain laws related to our international business operations; significant changes in factors and assumptions used to measure certain of our defined benefit plan obligations and the effect of actual investment returns on pension assets; additional costs from new regulations which relate to the utilization or manufacturing of our products or services, including changes in building codes and standards; increases in tariffs or import and trade restrictions; our controlling stockholder’s interests differing from the interests of holders of our indebtedness; our substantial indebtedness and our ability to incur substantially more indebtedness; limitations that our debt agreements place on our ability to engage in certain business and financial transactions; our ability to obtain financing on acceptable terms; exchange rate fluctuations; downgrades of our credit ratings; and the effect of increased interest rates on our ability to service our debt. See also the “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2024, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other risks described in documents subsequently filed by the Company from time to time with the SEC, which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in these forward-looking statements.

Non-GAAP Financial Measures

This Current Report on Form 8-K includes an estimate of Pro Forma Net Sales and Pro Forma Adjusted EBITDA, which are not financial metrics prepared in accordance with accounting principles generally accepted in the U.S (“U.S. GAAP”) and, as a result, are considered non-GAAP financial measures. Our non-GAAP financial measures are not intended to replace the presentation of the comparable measures under U.S. GAAP. However, we believe the presentation of the non-GAAP financial measures, when considered together with the comparable U.S. GAAP financial measures, assist investors in understanding the factors and trends affecting our underlying business that could not be obtained absent these disclosures. The non-GAAP financial measures we use may differ from non-GAAP financial measures used by other companies and other companies may not define non-GAAP financial measures we use in the same way.

No reconciliation of the estimate for Pro Forma Net Sales or Pro Forma Adjusted EBITDA for the full year ended December 31, 2024, is included in this Current Report on Form 8-K because we are unable to quantify certain amounts that would be required to be included in the comparable GAAP measure without unreasonable effort on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure, such as non-recurring or unusual items and we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors. We expect the variability of the above items to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

Date: May 1, 2024